                                                                    EXHIBIT 10.8

                 AMENDMENT TO INCENTIVE STOCK OPTION AGREEMENTS

This Amendment to Incentive Stock Option Agreements dated February 11, 2000 is between AirNet Communications Corporation ("AirNet" or the "Company") and Glenn
A. Ehley (the "Employee").

                                    RECITALS:

A.    The Employee is an at-will employee of the Company.

B. Employee serves in the capacity of Senior Vice President of Worldwide Sales and Marketing at the behest of and at the discretion of the Board of Directors.

C. The Company recognizes that the possibility of a Change in Control of the Company may exist which, if preceded or followed by termination of the employment of Employee, would cause the Employee to lose the opportunity to exercise unvested stock options, and that such possibility, and the uncertainty and questions which it may raise, may result in the distraction of the Employee to the detriment of the Company.

D. In order to encourage the Employee to maintain his/her continued attention and dedication to his/her duties and responsibilities, the Company desires to enter into this Amendment with the Employee setting forth additional terms and conditions as to the Employee's stock options in connection with a Change in Control of the Company.

      NOW, THEREFORE, in consideration of the premises and the covenants and agreements herein contained, the parties agree as follows:

      SECTION 1.     DEFINITIONS.

      The following Capitalized terms shall have the following meanings:

      "Business" means the business of AirNet as conducted immediately prior to any Change in Control.

      "Cause" means the Employee's intentional bad faith act or omission, felony conviction, or gross dereliction of duty, which is materially harmful or damaging to the Company, or intentional material breach of any of Employee's obligations under the Proprietary Information and Inventions Agreement executed by Company and the Employee.

      "Change in Control" shall mean:

      (i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange act) of 50% or more of either (i) then outstanding shares of common stock of the Company (the "Outstanding

Company Common Stock") or (ii) the combined voting power of then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") or;

      (ii) the cessation for any reason of individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; or

      (iii) the approval by the shareholders of the Company and the closing of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, more than 50% of, respectively, then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

      (iv)    the approval by the shareholders of the Company and the closing of
(i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company.

      "Company" means AirNet Communications Corporation or, in the event of a Change in Control, the successor(s) in interest to AirNet Communications Corporation.

      "Person" means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

      SECTION 2.    TERMINATION EVENTS.

      2.1 This Agreement does not constitute an employment agreement. The Company retains its right to terminate Employee's employment with or without Cause.

      2.2 Either of the following events which occur (i) at any time following execution of a letter of intent or definitive agreement for a Change in Control transaction and on or before


Ehley                                 -2-
consummation of such transaction, or (ii) within 135 days prior to any consummated Change in Control, or (iii) within 12 months following a Change of Control, shall be a "Termination Event:"

      (a)     The termination without Cause of the Employee; or

      (b) The resignation of Employee upon no less than two weeks' written notice to the Company under circumstances constituting Good Reason (as defined in Section 2.3) to resign.

      2.3 "Good Reason" shall mean, without the Employee's written consent, the occurrence of any of the following circumstances prior to a Change in Control, in connection with a Change in Control, in anticipation of a Change in Control, at a time when discussions relating to a Change in Control are taking place, or within 12 months following a Change in Control:

              (a) The Employee is assigned a new position, which entails a reduction in the nature of Employee's authority with respect to the operation of the Company's business compared to Employee's position as in effect on the date of this Agreement or immediately prior to a Change in Control or Termination Event, whichever position is greater or more senior;

              (b) A reduction in the Employee's annual base salary as in effect on the date of this Agreement or immediately prior to a Change in Control or Termination Event, whichever is greater, or an adverse change in benefits or perquisites other than a change that is generally applicable to all executive employees;

              (c) The Company's requirement that the Employee's site of principal employment be more than twenty-five miles from the offices at which the Employee was principally employed on the date of this Agreement; or

              (d) The Employee is assigned duties inconsistent with the status of the position that the Employee held on the date of this Agreement or immediately prior to a Change in Control or Termination Event, whichever is greater, or an adverse alteration in the nature or status of the Employee's responsibilities or in the quality or amount of office accommodations or assistance provided to the Employee from those in effect on the date of this Agreement, which shall constitute a constructive demotion.

      SECTION 3.   AMENDMENT OF OPTION AGREEMENTS.

      3.1 This Amendment amends each Incentive Stock Option Agreement (the "Option Agreement or Agreements") listed below covering the grant to Employee of stock options for the purchase of the number of shares of common stock of the Company and at the exercise price per share specified below (as granted and in effect prior to the Company's recent one for 66.38 reverse stock split):



Ehley                                 -3-

-----------------------------------------------------------------------------------------------------
  Date of Grant Under Incentive      Number of Shares Underlying           Exercise Price Per Share
    Stock Option Agreement             Option Grant (pre-split)                 (pre-split)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                            SEE SCHEDULE A
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

The options ("Options") granted to Employee under the Option Agreements were granted under the Company's stock option plan as amended, now the 1999 Equity Incentive Plan (the "Plan").

Each of the Options shall vest and become exercisable as specified in Section 3 of each Option Agreement, as hereby amended.

Employee and the Company each acknowledge that the number of shares underlying the Options and the applicable exercise price per share are pre-split numbers and the actual numbers have been adjusted to reflect the Company's recent one for 66.38 reverse stock split.

      3.2 Section 3 of each Option Agreement is amended to provide for accelerated vesting of some or all of the Options upon the occurrence of a "Change in Control" or a Termination Event as provided in this Section 3.

      3.3     No Termination Event Prior to a Change in Control.

      (a) Two Year Accelerated Options With Closing. If there is no Termination Event prior to an anticipated Change in Control and a Change in Control is consummated, unvested Options (the "Two Year Accelerated Options With Closing") (i) which would have vested through the closing of the Change in Control and (ii) which would have vested during the two years following the closing of the Change in Control (in each case assuming and calculated as if all Options would otherwise have vested on a pro rata daily basis) shall accelerate and become immediately exercisable commencing 15 days prior to a scheduled closing of a Change in Control; provided, however, that such acceleration (and any exercise of Options not otherwise vested and exercisable) shall be conditioned on the closing of the Change in Control.

      (b) Options Maintained or Matched; Third Year Accelerated Options. If there is no Termination Event prior to an anticipated Change in Control and a Change in Control is consummated and as of the closing either:

              (i) AirNet is the surviving company to the Change in Control transaction, the Business is to be continued and AirNet maintains the Employee's then outstanding stock options or,


Ehley                                 -4-

              (ii) AirNet is not the surviving company to the Change in Control transaction, and

                     (A) the Business is to be continued by the buyer or successor; and

                     (B) the buyer or successor grants options to the Employee for the purchase of the buyer's or successor's stock with a proportionate number of shares and exercise price per share and the same vesting schedule as with the Options; and

                     (C) the buyer or successor specifically assumes the potential obligation to accelerate the vesting of options under this Section 3.3(b);

then the following provisions in this Section 3.3(b) apply.

In the event of (i) a Termination Event within 12 months following the Change in Control; or (ii) in the event the Employee completes 12 months of employment with the Company or its successor following the Change in Control, then unvested Options or the equivalent unvested buyer or successor options ("Third Year Accelerated Options") which would have vested during the third year following the closing of the Change in Control, (assuming and calculated as if all Options or the equivalent unvested buyer or successor options would otherwise have vested on a pro rata daily basis) shall vest and become immediately exercisable for as long as Employee continues to be employed by the Company or such successor and for a period of 90 days thereafter.

      (c) Options Not Maintained or Matched; Escrow in Lieu of Third Year Accelerated Options. If there is no Termination Event prior to an anticipated Change in Control and a Change in Control is consummated and as of the closing either:

              (i) AirNet is the surviving company to the Change in Control transaction and AirNet does not maintain the Employee's then outstanding stock options or the Business is to be discontinued; or

              (ii) AirNet is not the surviving company to the Change in Control transaction, and

                     (A) the Business is to be discontinued; or

                     (B) the buyer or successor does not grant to Employee options for the purchase of the buyer's or successor's stock with a proportionate number of shares and exercise price per share and the same vesting schedule as with the Options; or

                     (C) the buyer or successor does not specifically assume the potential obligation to accelerate the vesting of the Third Year Accelerated Options under Section 3.3(b) above;

then the following provisions in this Section 3.3(c) apply:


Ehley                                 -5-

              (1) The Company will place in escrow with a third party Escrow Agent an amount ("Escrow Amount") of sale proceeds from the Change in Control transaction equal to the gain the Employee could have realized if the Third Year Accelerated Options had been exercised and sold in connection with the Change in Control transaction.

              (2) In the event (A) a Termination Event occurs within 12 months following the Change in Control; or (B) in the event the Employee completes 12 months of employment with the Company, its successor or the buyer following the Change in Control, then the Escrow Amount will be released and paid to the Employee.

              (3) In the event the Employee resigns or is terminated with Cause within 12 months following the Change in Control, the Escrow Amount will be released and distributed pro rata in the manner other sale proceeds were distributed in connection with the Change in Control transaction.

      3.4 Termination Event On or Before a Change in Control; Closing Within 135 Days.

If there is a Termination Event on or before a Change in Control and a Change in Control is consummated within 135 days of the Termination Event (a) unvested Options ("Two Year Accelerated Options") (i) which would have vested through the closing of the Change in Control and (ii) which would have vested during the two years following the closing of the Change in Control (in each case assuming and calculated as if all Options would otherwise have vested on a pro rata daily basis) shall accelerate and become immediately exercisable through the date of the closing of the Change in Control; and (b) unvested Options (the "Third Year Accelerated Options With Closing") which would have vested during the third year following the closing of the Change in Control (assuming and calculated as if all Options would otherwise have vested on a pro rata daily basis) shall vest and become immediately exercisable through the date of the closing of the Change in Control.

      3.5 Termination Event Prior to a Change in Control; No Closing Within 135 Days.

If there is a Termination Event prior to an anticipated Change in Control, but the anticipated Change in Control is not closed within 135 days following the Termination Event:

              (a) unvested Options (the "Two Year Accelerated Options Without Closing") (i) which would have vested through a date 135 days after the Termination Event and (ii) which would have vested during the two years following such 135th day (in each case assuming and calculated as if all Options would otherwise have vested on a pro rata daily basis) shall vest and become immediately exercisable for a period of up to one year, but no later than the closing of the Change in Control; and

              (b) unvested Options (the "Third Year Accelerated Options Without Closing") which would have vested during the third year following such 135th day after the Termination Event (in each case assuming and calculated as if all Options would otherwise have vested on a pro rata daily basis) shall vest and become immediately


Ehley                                 -6-
      exercisable for a period of up to one year, but no later than the closing of the Change in Control.

      4.      OPTION AGREEMENTS IN FULL FORCE AND EFFECT.

      4.1 Except for the acceleration of the vesting of the Options upon a Change in Control or upon a Termination Event, as provided for in this Amendment, all of the terms of the Option Agreements remain in full force and effect.

      5.      MISCELLANEOUS.

      5.1 This Amendment may be signed and executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement,

      5.2 This Agreement is binding on the successors and assigns of AirNet. AirNet agrees to require any Person who purchases substantially all of AirNet's assets or is a successor in interest to AirNet in connection with a Change in Control transaction to assume its obligations under this Agreement.

      IN WITNESS, the Company has caused this Amendment to be executed by its authorized officer and the Employee has executed this Amendment as of the above date.

Employee:  /s/ Glenn A. Ehley                            AirNet Communications Corporation
         ---------------------------------
         Name: Glenn A. Ehley
              --------------------------                 By:   /s/ R. Lee Hamilton, Jr.
                                                             -------------------------------
                                                             Title:  President & CEO
                                                                    ------------------------




Ehley                                 -7-

-------------------------------------------------------------------------------------------------------
                                  GLENN EHLEY - PRE-SPLIT STOCKOPTIONS
-------------------------------------------------------------------------------------------------------
                                                                     First Year Vesting
-------------------------------------------------------------------------------------------------------
    Date Granted        Options Granted Exercise Price   # of Shares         Price           Date
-------------------------------------------------------------------------------------------------------
      8-Aug-95                70,900.00     0.001              17,725.00         $17.73      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                10,000.00     0.020               2,500.00         $50.00      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                70,900.00     0.020              17,725.00        $354.50      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                10,000.00     0.050               2,500.00        $125.00      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                   692.54     0.020                 173.14          $3.46      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                 4,910.14     0.020               1,227.54         $24.55      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                   692.54     0.020                 173.14          $3.46      8/8/1996
-------------------------------------------------------------------------------------------------------
      8-Aug-95                 4,910.14     0.020               1,227.54         $24.55      8/8/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95               30,132.00     0.001               7,533.00          $7.53    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                4,250.00     0.020               1,062.50         $21.25    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95               30,132.00     0.020               7,533.00        $150.66    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                4,250.00     0.050               1,062.50         $53.13    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                2,086.77     0.020                 521.69         $10.43    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                  294.33     0.020                  73.58          $1.47    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                2,086.77     0.020                 521.69         $10.43    10/20/1996
-------------------------------------------------------------------------------------------------------
      20-Oct-95                  294.33     0.020                  73.58          $1.47    10/20/1996
-------------------------------------------------------------------------------------------------------
      23-Sep-96               21,412.00     0.001              10,706.00         $10.71     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                3,020.00     0.020               1,510.00         $30.20     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96               21,412.00     0.020              10,706.00        $214.12     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                3,020.00     0.050               1,510.00         $75.50     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                1,482.87     0.020                 741.44         $14.83     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                  209.15     0.020                 104.58          $2.09     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                1,482.87     0.020                 741.44         $14.83     9/23/1997
-------------------------------------------------------------------------------------------------------
      23-Sep-96                  209.15     0.020                 104.58          $2.09     9/23/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                70,900.00     0.001              35,450.00         $35.45     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                10,000.00     0.020               5,000.00        $100.00     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                70,900.00     0.020              35,450.00        $709.00     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                10,000.00     0.050               5,000.00        $250.00     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                 4,910.14     0.020               2,455.07         $49.10     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                   692.54     0.020                 346.27          $6.93     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                 4,910.14     0.020               2,455.07         $49.10     10/1/1997
-------------------------------------------------------------------------------------------------------
      1-Oct-96                   692.54     0.020                 346.27          $6.93     10/1/1997
-------------------------------------------------------------------------------------------------------
      16-Apr-97              196,031.00     0.001              49,007.75         $49.01     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97               27,649.00     0.020               6,912.25        $138.25     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97              196,031.00     0.020              49,007.75        $980.16     4/16/1998
-------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
           Second Year Vesting                      Third Year Vesting                         Fourth Year Vesting
---------------------------------------------------------------------------------------------------------------------------------
 # of Shares        Price        Date        # of Shares     Price           Date       # of Shares      Price          Date
---------------------------------------------------------------------------------------------------------------------------------
      17,725.00        $17.73     8/8/1997       17,725.00       $17.73      8/8/1998        17,725.00      $17.73       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
       2,500.00        $50.00     8/8/1997        2,500.00       $50.00      8/8/1998         2,500.00      $50.00       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
      17,725.00       $354.50     8/8/1997       17,725.00      $354.50      8/8/1998        17,725.00     $354.50       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
       2,500.00       $125.00     8/8/1997        2,500.00      $125.00      8/8/1998         2,500.00     $125.00       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
         173.14         $3.46     8/8/1997          173.14        $3.46      8/8/1998           173.14       $3.46       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
       1,227.54        $24.55     8/8/1997        1,227.54       $24.55      8/8/1998         1,227.54      $24.55       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
         173.14         $3.46     8/8/1997          173.14        $3.46      8/8/1998           173.14       $3.46       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
       1,227.54        $24.55     8/8/1997        1,227.54       $24.55      8/8/1998         1,227.54      $24.55       8/8/1999
---------------------------------------------------------------------------------------------------------------------------------
       7,533.00         $7.53   10/20/1997        7,533.00        $7.53    10/20/1998         7,533.00       $7.53     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
       1,062.50        $21.25   10/20/1997        1,062.50       $21.25    10/20/1998         1,062.50      $21.25     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
       7,533.00       $150.66   10/20/1997        7,533.00      $150.66    10/20/1998         7,533.00     $150.66     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
       1,062.50        $53.13   10/20/1997        1,062.50       $53.13    10/20/1998         1,062.50      $53.13     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
         521.69        $10.43   10/20/1997          521.69       $10.43    10/20/1998           521.69      $10.43     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
          73.58         $1.47   10/20/1997           73.58        $1.47    10/20/1998            73.58       $1.47     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
         521.69        $10.43   10/20/1997          521.69       $10.43    10/20/1998           521.69      $10.43     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
          73.58         $1.47   10/20/1997           73.58        $1.47    10/20/1998            73.58       $1.47     10/20/1999
---------------------------------------------------------------------------------------------------------------------------------
      10,706.00        $10.71    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
       1,510.00        $30.20    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
      10,706.00       $214.12    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
       1,510.00        $75.50    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
         741.44        $14.83    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
         104.58         $2.09    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
         741.44        $14.83    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
         104.58         $2.09    9/23/1998
---------------------------------------------------------------------------------------------------------------------------------
      35,450.00        $35.45    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
       5,000.00       $100.00    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
      35,450.00       $709.00    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
       5,000.00       $250.00    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
       2,455.07        $49.10    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
         346.27         $6.93    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
       2,455.07        $49.10    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
         346.27         $6.93    10/1/1998
---------------------------------------------------------------------------------------------------------------------------------
      49,007.75        $49.01    4/16/1999       49,007.75       $49.01     4/16/2000        49,007.75      $49.01      4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
       6,912.25       $138.25    4/16/1999        6,912.25      $138.25     4/16/2000         6,912.25     $138.25      4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
      49,007.75       $980.16    4/16/1999       49,007.75      $980.16     4/16/2000        49,007.75     $980.16      4/16/2001
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
                                  Glenn Ehley - Pre-Split StockOptions
-------------------------------------------------------------------------------------------------------
                                                                    First Year Vesting
-------------------------------------------------------------------------------------------------------
    Date Granted        Options Granted Exercise Price   # of Shares         Price           Date
-------------------------------------------------------------------------------------------------------
      16-Apr-97               27,649.00     0.020                 6,912.25        $138.25     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97              196,031.00     0.020                49,007.75        $980.16     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97               27,649.00     0.050                 6,912.25        $345.61     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97               13,576.01     0.020                 3,394.00         $67.88     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97                1,914.81     0.020                   478.70          $9.57     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97               13,576.01     0.020                 3,394.00         $67.88     4/16/1998
-------------------------------------------------------------------------------------------------------
      16-Apr-97                1,914.81     0.020                   478.70          $9.57     4/16/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97               136,220.00     0.001                68,110.00         $68.11      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                19,213.00     0.020                 9,606.50        $192.13      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97               136,220.00     0.020                68,110.00      $1,362.20      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                19,213.00     0.050                 9,606.50        $480.33      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                 9,433.83     0.020                 4,716.92         $94.34      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                 1,330.58     0.020                   665.29         $13.31      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                 9,433.83     0.020                 4,716.92         $94.34      7/2/1998
-------------------------------------------------------------------------------------------------------
      2-Jul-97                 1,330.58     0.020                   665.29         $13.31      7/2/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97            1,246,904.00     0.001               311,726.00        $311.73     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97              175,868.00     0.020                43,967.00        $879.34     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97            1,246,904.00     0.020               311,726.00      $6,234.52     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97              175,868.00     0.050                43,967.00      $2,198.35     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97               86,352.40     0.020                21,588.10        $431.76     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97               12,180.88     0.020                 3,045.22         $60.90     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97               86,352.40     0.020                21,588.10        $431.76     8/22/1998
-------------------------------------------------------------------------------------------------------
      22-Aug-97               12,180.88     0.020                 3,045.22         $60.90     8/22/1998
-------------------------------------------------------------------------------------------------------
      19-Feb-98              700,000.00     0.020               175,000.00      $3,500.00     2/19/1999
-------------------------------------------------------------------------------------------------------
      16-Feb-99            5,000,000.00     0.036             1,250,000.00     $45,000.00     2/16/2000
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
Totals                    10,025,131.98                       2,645,695.05     $65,525.75
-------------------------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------------------------------------
          Second Year Vesting                        Third Year Vesting                          Fourth Year Vesting
---------------------------------------------------------------------------------------------------------------------------------
 # of Shares        Price        Date        # of Shares     Price           Date       # of Shares      Price          Date
---------------------------------------------------------------------------------------------------------------------------------
     6,912.25       $138.25      4/16/1999        6,912.25        $138.25     4/16/2000         6,912.25     $138.25    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
    49,007.75       $980.16      4/16/1999       49,007.75        $980.16     4/16/2000        49,007.75     $980.16    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
     6,912.25       $345.61      4/16/1999        6,912.25        $345.61     4/16/2000         6,912.25     $345.61    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
     3,394.00        $67.88      4/16/1999        3,394.00         $67.88     4/16/2000         3,394.00      $67.88    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
       478.70         $9.57      4/16/1999          478.70          $9.57     4/16/2000           478.70       $9.57    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
     3,394.00        $67.88      4/16/1999        3,394.00         $67.88     4/16/2000         3,394.00      $67.88    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
       478.70         $9.57      4/16/1999          478.70          $9.57     4/16/2000           478.70       $9.57    4/16/2001
---------------------------------------------------------------------------------------------------------------------------------
    68,110.00        $68.11       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
     9,606.50       $192.13       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
    68,110.00     $1,362.20       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
     9,606.50       $480.33       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
     4,716.92        $94.34       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
       665.29        $13.31       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
     4,716.92        $94.34       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
       665.29        $13.31       7/2/1999
---------------------------------------------------------------------------------------------------------------------------------
   311,726.00       $311.73      8/22/1999      311,726.00        $311.73     8/22/2000       311,726.00     $311.73    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
    43,967.00       $879.34      8/22/1999       43,967.00        $879.34     8/22/2000        43,967.00     $879.34    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
   311,726.00     $6,234.52      8/22/1999      311,726.00      $6,234.52     8/22/2000       311,726.00   $6,234.52    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
    43,967.00     $2,198.35      8/22/1999       43,967.00      $2,198.35     8/22/2000        43,967.00   $2,198.35    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
    21,588.10       $431.76      8/22/1999       21,588.10        $431.76     8/22/2000        21,588.10     $431.76    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
     3,045.22        $60.90      8/22/1999        3,045.22         $60.90     8/22/2000         3,045.22      $60.90    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
    21,588.10       $431.76      8/22/1999       21,588.10        $431.76     8/22/2000        21,588.10     $431.76    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
     3,045.22        $60.90      8/22/1999        3,045.22         $60.90     8/22/2000         3,045.22      $60.90    8/22/2001
---------------------------------------------------------------------------------------------------------------------------------
   175,000.00     $3,500.00      2/19/2000      175,000.00      $3,500.00     2/19/2001       175,000.00   $3,500.00    2/19/2002
---------------------------------------------------------------------------------------------------------------------------------
 1,250,000.00    $45,000.00      2/16/2001    1,250,000.00     $45,000.00     2/16/2002     1,250,000.00  $45,000.00    2/16/2003
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 2,645,695.05    $65,525.75                   2,366,870.94     $61,636.83                   2,366,870.94  $61,636.83
---------------------------------------------------------------------------------------------------------------------------------